UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2017

QUINPARIO ACQUISITION CORP. 2

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36788	47-1347291
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12935 N. Forty Drive, Suite 201, St. Louis, MO	63141
(Address of Principal Executive Offices)	(Zip Code)

(314) 548-6200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 29, 2017, Quinpario Acquisition Corp. 2 (the “Company”) held an annual meeting of its stockholders (the “Meeting”). At the Meeting, the Company’s stockholders considered the following proposal:

1. A proposal to elect two members of the Company’s board of directors as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified. The following is a tabulation of the votes with respect to the directors elected at the Meeting:

Director	For	Withheld
Class A
Shlomo Yanai	18,713,623	3,797,767
Dr. John Rutledge	18,713,623	3,797,767

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2017

QUINPARIO ACQUISITION CORP. 2

By:	/s/ D. John Srivisal
D. John Srivisal
President and Chief Executive Officer

3